EXECUTION VERSION

RELEASE OF GUARANTY

THIS RELEASE OF GUARANTY, dated as of June 8, 2006 (the "Effective Date"), is made by FIFTH THIRD BANK, an Ohio banking corporation ("Lender"), in favor of PHILLIP DEZWIREK ("Guarantor").

W I T N E S S E T H :

WHEREAS, Guarantor made an Amended and Restated Guaranty dated as of December 29, 2005, to, and for the benefit of, Lender in connection with Lender's loans to CECO FILTERS, INC., a Delaware corporation, NEW BUSCH CO., INC., a Delaware corporation, THE KIRK & BLUM MANUFACTURING COMPANY, an Ohio corporation, KBD/TECHNIC, INC., an Indiana corporation, CECOAIRE, INC., a Delaware corporation, and CECO ABATEMENT SYSTEMS, INC., a Delaware corporation (the "Guaranty"); and

WHEREAS, Lender has elected to release Guarantor of his obligations under the Guaranty.

NOW, THEREFORE, Lender hereby releases Guarantor of all of his indebtedness, obligations and liability under the Guaranty and terminates the Guaranty.

IN WITNESS WHEREOF, Lender has caused this Release of Guaranty to be duly executed as of the Effective Date.

FIFTH THIRD BANK

/s/Donald K. Mitchell

By:

Donald K. Mitchell, Vice President

Agreed to and Accepted as of the Effective Date.

/s/Phillip DeZwirek

PHILLIP DEZWIREK